United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 24, 2023

Date of Report (Date of earliest event reported)

NOBLE ROCK ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39970	98-1566600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, DE	19807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 338-9130

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	NRACU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	NRAC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NRACW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 24, 2023, in accordance with the provisions of a binding agreement that provides for the transfer of control (the “Transaction”) of Noble Rock Sponsor, LLC (the “Sponsor”) to Meteora Special Opportunity Fund i, LP, GenGlobal Noble LLC and Singh Capital Partners LLC and respective affiliates (collectively, “Certain Existing Investors”), Whitney A. Bower and Peter Low agreed that they would resign their positions as chief executive officer and chief financial officer, respectively, of Noble Rock Acquisition Corp. (the “Company”) subject to and to be effective upon consummation of the Transaction. In addition, Mr. Bower, Mr. Low, David Lang and Michael D. Alter each agreed to resign as directors of the Company subject to and effective upon consummation of the Transaction. Aemish Shah will become chief executive officer and remain as a director. It is anticipated that the Transaction will close on or about January 31, 2023.

Item 8.01 Other Events

On January 24, 2023, Certain Existing Investors in the Sponsor entered into a binding agreement with other existing investors to withdraw entirely from the Sponsor or significantly reduce their ownership levels in order to effect a change in control of the Sponsor. In addition to the change in management and the board of the Company as disclosed in Item 5.02 hereof, and in connection with the consummation of the Transaction, the Company’s name will be changed.

As previously announced, the Company postponed the date of its extraordinary general meeting from January 25, 2023 to January 27, 2023 and extended the deadline by which shareholders may seek redemption of their Class A ordinary shares to 5:00 p.m., Eastern time on January 25, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2023

NOBLE ROCK ACQUISITION CORP.

By:	/s/ Whitney A. Bower
Name:	Whitney A. Bower
Title:	Chief Executive Officer and Chairman

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